                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                             -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported)    NOVEMBER 19, 1996
                                                    -----------------------


                          MET-COIL SYSTEMS CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)





     DELAWARE                                          0-14057               42-1027215
----------------------------------------------  ---------------------    ---------------------
(State or Other Jurisdiction of Incorporation)  (Commission File No.)    (I.R.S. Employer No.)

5486 SIXTH STREET SW, CEDAR RAPIDS, IOWA                                 52404
-------------------------------------------                        -------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code  (319)  363-6566
                                                   ------------------

ITEM 5.    OTHER EVENTS

           On November 13, 1996, the Registrant is no eligible for inclusion on Nasdaq's Small Cap Market. The Registrant's stock will now be traded on the over the counter (OTC) Bulletin Board. The Registrant has fallen below the minimum requirements for one of the six basic criteria required for inclusion in the Small Cap Market, but continues to be well over the threshold for the other criteria.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      C.   Exhibits.

             99.  Press Release dated November 13, 1996.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 19, 1996                         Met-Coil Systems Corporation




                                                 By /s/     RANDALL J. STODOLA
                                                    ----------------------------
                                                      Name:   Randall J. Stodola
                                                     Title:       Vice President
                                                            Corporate Controller